PRELIMINARY PROXY MATERIALS
                                FOR SEC USE ONLY


                    Notice of Annual Meeting of Shareholders
                         To Be Held on February 19, 1997


To the Shareholders:

     The Annual Meeting of Shareholders of Elk Associates Funding Corporation (the "Company") will be held at the offices of Stursberg & Veith, 405 Lexington Avenue, Suite 4949, New York, New York on February 19, 1997 at 10:30 a.m. to consider and act upon the following matters:

     1. To elect eleven directors to serve until the next Annual Meeting and until their successors are chosen and qualified.

     2. To approve a stock option plan for directors, officers and employees.

     3. To amend the Company's certificate of incorporation to allow the Company to invest in or make loans to non-disadvantaged firms.

     4. To ratify the selection by the Board of Directors of Marcum & Kliegman as the Company's independent public accountants for the fiscal year ending June 30, 1997.

     5. To consider and act upon such other matters as may properly come before the meeting or any adjournment thereof.

     Shareholders of record at the close of business on January 15, 1997 will be entitled to notice of and to vote at the meeting. The stock transfer books of the Company will remain open.

     All shareholders are cordially invited to attend the meeting.

                         By Order of the Board of Directors

                         MARGARET CHANCE, Secretary

January ___, 1997


     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES.

                       Elk Associates Funding Corporation

                          747 Third Avenue - 4th Floor
                            New York, New York 10017

                               Proxy Statement for
                         Annual Meeting of Shareholders

                                February 19, 1997

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Elk Associates Funding Corporation (the "Company") for use at the Annual Meeting of Shareholders to be held on February 19, 1997 and at any adjournment of that meeting. In considering whether or not to have an adjournment, management will consider what is in the best interest of the shareholders. All proxies will be voted as marked. Proxies marked as abstaining (including proxies containing broker non-votes) on any matters to be acted upon by shareholders will be treated as present at the meeting for purposes of determining a quorum but will not be counted as votes cast on such matters. Any proxy may be revoked by a shareholder at any time before it is exercised by written or oral request to Margaret Chance, Secretary of the Company. The date of mailing of this Proxy Statement is expected to be on or about January 20, 1997.

     The Board of Directors has fixed January 15, 1997 as the record date for the determination of shareholders entitled to vote at the Annual Meeting. At the close of business on January 15, 1997 there were outstanding and entitled to vote 1,283,600 shares of common stock (the "Common Stock") of the Company. Each share is entitled to one vote.

     The following table sets forth information concerning ownership of the Company's Common Stock as of January 15, 1997 by each person known by the Company to be the beneficial owner of more than five (5%) percent of the Common Stock.

                                                               Percent of
                                    Common Stock             Common Stock
Name and Address                  Beneficially Owned           Outstanding
----------------                  ------------------           -----------

Gary C. Granoff (1)(2)             237,446 (3)(4)                18.5%
c/o Elk Associates
Funding Corporation
747 Third Ave.
4th Floor
New York, New York

Paul D. Granoff, M.D. (1)           89,630 (5)                   6.98%
132 North Buckingham Drive
Aurora, Illinois

N. Henry Granoff (1)                80,649 (3)(6)                6.28%
2000 South Ocean Blvd.
Palm Beach, Florida

Marvin Sabesan                      72,145 (9)                   5.62%
188 Gannet Court
Manhasset, New York

Dan M. Granoff, M.D. (1)            95,130 (3)(8)                7.41%
1085 Creston Road
Berkeley, California

Alexander Nash, M.D.                72,600 (7)                   5.66%
12 Ridgeway
Kings Point, New York
----------

(1)  N. Henry Granoff is the father of Gary C., Dan M. and Paul D. Granoff.

(2) Gary Granoff may be deemed a "control person" of the Company within the meaning of the 1940 Act.

(3) Excludes 10,900 shares owned by a charitable foundation of which N. Henry Granoff, his wife Jeannette Granoff, Gary C. Granoff and Dan M. Granoff are the trustees.

(4) Includes 25,218 shares held in various trusts, of which Mr. Granoff is a trustee and 6,000 shares held for the benefit of one of Mr. Granoff's sons, with respect to which he is custodian. With respect to these 31,218 shares, Mr. Granoff disclaims beneficial ownership for purposes other than Rule 13d-3 of the Securities Exchange Act of 1934, as amended. Excludes 7,537 shares owned directly by Mr. Granoff's wife as to which shares he disclaims beneficial ownership. Also excludes 19,466 shares owned directly by Mr. Granoff's children as to which shares he does not exercise any control and disclaims beneficial ownership. Includes 72,875 shares held by a corporation controlled by Mr. Granoff and 261 shares held by a corporation, wholly-owned by Mr. Granoff. Excludes 22,800 shares held by various trusts for the benefit of Mr. Granoff's children, of which shares Mr. Granoff disclaims beneficial ownership until such time as 21,000 of such shares revert to him.

(5) Includes 2,000 shares held by Dr. Paul Granoff directly, 77,630 held by Granoff Family Partners Ltd. of which Dr. Granoff is a general partner, and 10,000 shares held by the Granoff Pediatric Associates Profit Sharing Plan. Excludes 10,127 shares held by Dr. Paul Granoff's wife as to which shares he disclaims beneficial ownership. Excludes 9,654 shares owned directly by Dr. Granoff's children as to which shares he does not exercise any control and disclaims beneficial ownership.

(6) Excludes 33,499 shares owned by Mr. Granoff's wife, as to which shares Mr. Granoff disclaims beneficial ownership. Mr. Granoff's shares are registered in the N. Henry Granoff Revocable Trust dated May 19, 1987.

(7) Includes 1,500 shares held by Alexander Nash, M.D. as custodian for his daughter. Also includes 42,900 shares held by his wife, as to which shares Alexander Nash, M.D. disclaims beneficial ownership.

(8) Excludes 12,000 shares owned directly by Dr. Granoff's children as to which shares he does not exercise any control and disclaims beneficial ownership.

(9) Includes 21,387 shares held with his wife as joint tenants, 2,207 shares held with one of his children as joint tenants, and 28,551 shares held by his wife. Mr. Sabesan disclaims beneficial ownership as to the 28,551 shares held by his wife.

     Except as otherwise indicated above, the persons listed in the above table have voting and investment power with respect to their respective shares.

     All of the persons listed above, for as long as they continue to hold five (5%) percent or more of the Company's outstanding Common Stock, will be deemed "affiliated persons" of the Company, as such term is defined in the 1940 Act.

                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

     The affirmative vote of the holders of a majority of the Common Stock present or represented at the meeting is required for the election of directors. The persons named in the proxy will vote, as permitted by the By-Laws of the Company, to elect as directors the eleven nominees named below, unless authority to vote for the election of directors is withheld by marking the proxy to that effect or the proxy is marked with the names of directors as to whom authority to vote is withheld. The proxy may not be voted for more than eleven directors.

     Each director will be elected to hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. It is not presently contemplated that any of the nominees will be unavailable.

     Two of the nominees for director will be completing and submitting applicable documents to the Small Business Administration for approval of their becoming directors of the Company. Such approval would occur within ninety days of submission of the documents. If the nominees are not approved, the Board of Directors reserves the right to fill any vacancy occurring therefrom.

     The following sets forth the name of each nominee and the positions and offices held by him or her, his or her age, the date on which he or she became a director of the Company, his or her principal occupation and business experience for the last five years, the names of other publicly-held companies in which he or she serves as a director:

     Gary C. Granoff, age 48, has been President and a director of the Company since its formation in July 1979 and Chairman of the Board of Directors since December 1995. Mr. Granoff has been a practicing attorney for the past twenty-three years and is presently an officer in the law firm of Granoff, Walker & Forlenza, P.C. Mr. Granoff is a member of the bar of the State of New York and the State of Florida and is admitted to the United States District Court of the Southern District of New York. Mr. Granoff is also President and the sole stockholder of GCG Associates, Inc. ("GCG"), the Company's former investment adviser. He is President and the sole stockholder of Seacrest Associates, Inc., a hotel operator, since August 1994. Mr. Granoff has also been President and a director since June 1996 of Gemini Capital Corporation ("Gemini"), a company primarily engaged in the business of making consumer loans.

     Ellen M. Walker, age 41, has been a Vice President and General Counsel of the Company since July 1983 and a director of the Company from July 1983 to August 1994. She again became a director of the Company in 1995. Ms. Walker has been a practicing attorney for more than ten years and she is presently an officer and shareholder in the law firm of Granoff, Walker & Forlenza, P.C. Ms. Walker is a member of the Bar of the State of New York and she is admitted to the United States District Court of the Southern District of New York. Since August 1983 Ms. Walker has been Vice President of GCG. Ms. Walker has been a director, Vice President and General Counsel of Gemini since June 1996.

     Lee A. Forlenza, age 39, has been a Vice President of the Company since March 1992. Mr. Forlenza has been a practicing attorney since February 1983 and is presently an officer and shareholder in the law firm of Granoff, Walker & Forlenza, P.C. Since March 1992 Mr. Forlenza has been an investment analyst for GCG. Mr. Forlenza has also been Vice President, Secretary and a director of Gemini since June 1996. Mr. Forlenza was Vice President of True Type Printing Co., Inc. from 1976-1995 and President since May 1995. From 1983 through 1986 Mr. Forlenza was an attorney with the SBA.

     Marvin Sabesan, age 69, has been a director of the Company since July 1982. Mr. Sabesan has been employed by Pearl River Textiles, Inc. as an executive since 1990. He was an Executive Vice President of N.O.L. Inc., a lingerie company, from 1988 to 1990. Mr. Sabesan was an Executive Vice President of A.J. Schneierson & Son, a clothing manufacturer from 1971 to 1987.

     Herbert G. Kanarick, age 65, has been a director of the Company since October 1994. Mr. Kanarick has been a partner of S. P. Cooper & Company, an accounting firm since 1970. Mr. Kanarick serves as a peer reviewer for the American Institute of

Certified Public Accountants reviewing the quality of work of other accounting firms. He is a trustee of the investment program for Long Island Lutheran High School in Brookville, New York.

     Steven Etra, age 48, has been Sales Manager since 1975 of Manufacturer's Corrugated Box Company, a company owned by Mr. Etra's family for more than seventy-five years. Mr. Etra has also been a director of Gemini since June 1996.

     Steven R. Busch, age 51, has been an independent economic and financial consultant since May 1994. Since 1995 he has been a Managing Partner of Van Eck Global, a mutual fund. Previously he was Executive Vice President of Shearson Lehman Brothers, Inc. and Senior Vice President and Senior Credit Officer of The Boston Safe Deposit and Trust Company, an affiliate of Shearson Lehman Brothers, Inc. Prior to that he was Vice President and Manager of Security Pacific Merchant Bank, a division of Security Pacific National Bank, and Vice President of J. P. Morgan. He has been a director of Taj Mahal Holding Corporation and TM/GP Corporation since January 1995.

     Paul Creditor, age 61, has been a practicing attorney since 1961, engaging in general practice law and specializing in corporate law. From 1974 through 1979 he served as an elected Judge in Suffolk County, New York.

     Allen Kaplan, age 46, is Vice President and Chief Operating Officer of Team Systems, Inc., a company which manages and operates more than 200 New York City Medallion taxicabs. Mr. Kaplan is currently Vice President of the Metropolitan Taxicab Board of Trade, a trade association consisting of 22 member fleets representing 1,200 New York City medallions.

     Dan M. Granoff, M.D., age 52, has been Vice President of Scientific Affairs of Chiron Vaccines at Chiron Corporation since September 1993. From 1980 to 1993, Dr. Granoff was a professor of pediatrics and Head of the Infectious Disease Division of Washington University Medical School in St. Louis, Missouri. Prior to joining Chiron Corporation, Dr. Granoff was also a consultant to the pharmaceutical industry and served on the scientific advisory board of Connaught Laboratories, Inc., one of the largest suppliers of vaccines in the U.S. Dr. Granoff received both his A.B. and M.D. degrees from Johns Hopkins University.

     Alexander Nash, M.D., age 46, has been a practicing physician since 1979 and for the past 15 years an attending anesthesiologist at Franklin Hospital Medical Center. He has acted as the sole proprietor of the Pain Management Office since 1986, the first outpatient facility for the treatment of acute and chronic pain in Western Nassau County, and President and Chief Executive Officer of

ADP IC, Inc., a medical supplies and equipment exporting company. In 1973 Dr. Nash graduated from Moscow Medical School, and immigrated with his family to the United States.

     During the fiscal year ended June 30, 1996, the Company's Board of Directors held four (4) meetings. Each director attended at least 75% of such meetings.

     The Company does not have standing audit or nominating committees. The Company has an Audit and Compliance Committee consisting of Marvin Sabesan, Lee
A. Forlenza and Margaret Chance. The Company recently formed a compensation committee.

     The following is information regarding additional officers of the Company:

     Margaret Chance, age 41, has been Secretary of the Company since November 1980. Ms. Chance is the office manager of Granoff, Walker & Forlenza, P.C. and has served as the Secretary of GCG Associates Inc., since January 1982.

     Silvia Maria DiGirolamo, age 45, has been the Loan Administrator of the Company since February 1994. She was elected a Vice President of the Company, subject to SBA approval, at the meeting of the board of directors held on December 11, 1996. Prior to joining the Company, she was the Legal Coordinator for Castle Oil Corporation from September 1991 through June 1993 and from June 1993 through January 1994, a legal assistant specializing in foreclosures in the law firm of Greenberg & Posner. Ms. DiGirolamo received a B.A. from Fordham
University   and  an  M.B.A.   from  The  Leonard   Stern   School  of  Business
Administration.

     The following table sets forth information concerning ownership of the Company's Common Stock as of January 15, 1997 by each existing director, nominee to become a director and officer of the Company and by all directors and officers of the Company as a group.

                                                             Percent of
                                Common Stock                Common Stock
Name                          Beneficially Owned             Outstanding
----                          ------------------             -----------
*Gary C. Granoff(1)              237,446(1)                     18.5 %
*Ellen M. Walker                  31,374(2)                     2.44%
*Lee A. Forlenza                  18,505                        1.44%
*Margaret Chance                   2,900(3)                       (5)
*Silvia DiGirolamo                  None
 Marvin Sabesan                   72,145(4)                     5.62%
 Herbert G. Kanarick              44,205(6)                     3.44%
 Steven Etra                      52,516(7)                     4.09%

 Steven R. Busch                   2,000(8)                       (5)
 Paul Creditor                      None
 Allen Kaplan                      5,000                          (5)
 Dan M. Granoff                   95,130(9)                      7.4%
 Alexander Nash                   72,600(10)                     5.7%
                                ------------                  ---------
 Officers and Directors          633,821                        49.4%
 of the Company as a
 group (11 persons)
----------

* Messrs. Gary C. Granoff, Ms. Ellen Walker, Mr. Lee A. Forlenza, Ms. Margaret Chance and Ms. Silvia DiGirolamo are each "interested persons" with respect to the Company, as such term is defined in the 1940 Act.

(1)  Gary C. Granoff, see Notes (3) and (4) on page 2.

(2) Includes 200 shares held by Ms. Walker as custodian for her son. Includes 22,800 shares held by various trusts of which Ms. Walker is a trustee and as to which she disclaims beneficial ownership.

(3)  Includes 200 shares held by Ms. Chance as custodian for her daughter.

(4) Includes 21,387 shares held with his wife as joint tenants, 2,207 shares held with one of his children as joint tenants, and 28,551 shares held by his wife. Mr. Sabesan disclaims beneficial ownership as to the 28,551 shares held by his wife.

(5)  Less than one (1%) percent.

(6) Includes 200 shares held by Mr. Kanarick's wife, as to which shares he disclaims beneficial ownership. Includes 44,005 shares owned by J. R. Realty Corporation, a subsidiary of Murres Corporation, a majority of the shares of which are owned by a trust of which Mr. Kanarick is the sole trustee.

(7) Includes 29,022 shares held with his wife as joint tenants and 20,000 shares held by his wife.

(8)  Includes 1,000 shares held by Mr. Busch's wife.

(9)  Dan M. Granoff, M.D., see Notes (1), (3) and (8) on page 2.

(10) Alexander Nash, M.D., see Note (7) on page 2.


     Effective May 1, 1991, the Securities and Exchange Commission promulgated new rules under Section 16 of the Securities Exchange Act of 1934. The Company believes that during the preceding year its executive officers and directors have complied with all Section 16 filings.

Executive Compensation

     The following table sets forth all remuneration for services rendered to the Company during the year ended June 30, 1996 paid to or accrued for the account of (i) each of the executive officers and (ii) all executive officers as a group.

     For the period July 1, 1995 through December 31, 1995 the Company paid GCG an aggregate of $210,000 for management services rendered to the Company. The Company also paid to Granoff, Walker & Forlenza, P.C. ("GWF") a monthly legal retainer for performing New York City taxi loan closings which retainer was paid at the rate of $9,000 per month and constituted $54,000 for the first six months of the fiscal year. This retainer ended on December 31, 1995. GWF was paid an additional $48,902 for collection services, litigation of collection of defaulted loans and certain non-taxi related closings. Finally, $12,047 was paid to GWF for disbursements or reimbursements of shared costs for office equipment.

     Commencing January 1, 1996 and thereafter, the Company has agreed to pay GWF a monthly reimbursement of $7,250 for shared costs consisting of $3,333.33 for shared rent per month and $3,916.67 for shared employee costs for GWF employee secretarial, photocopy, banking and receptionist services.

     From January 1, 1996 through June 30, 1996 the Company changed from utilizing the services of GCG to a direct salary basis for the investment advisor services of its officers and employees. The following individuals were paid the cash compensation set forth opposite their names for the period January 1, 1996 through June 30, 1996:

Name of Individual
or Number of Persons           Capacities in
     in Group                  Which Served               Cash Compensation(1)
--------------------           -------------              --------------------

Gary C. Granoff                President              $90,797  plus  simplified
                                                      employee   pension   plan
                                                      ("SEP")  contributions of
                                                      $13,127   and  $7,500  of
                                                      reimbursable expenses.




Ellen M. Walker                Vice President          $39,787 plus $5,625 in
                               Counsel                 SEP contributions.

Lee A. Forlenza                Vice President          $12,019 plus $1,803 in
                                                       SEP contributions.

Silvia DiGirolamo              Vice President          $24,038 plus $3,608 in
                                                       SEP contributions.

Margaret Chance                Secretary               $2,600 plus $390 in SEP
                                                       contributions.

All executive officers as
a group (5) persons                                    $201,294

----------

(1) Officers' salaries constitute a major portion of the Company's total "management fee compensation" which must be approved by the SBA. The SBA has approved total officer and employee compensation of $648,000 for the Company. This amount includes officers' salaries, other salaries and employee benefits.

     For the period July 1, 1996 through June 30, 1997, the Company anticipates paying cash compensation, excluding future bonuses that may be granted by the Company's Board of Directors, as follows:

Gary C.Granoff                          $205,000   plus   $15,000   reimbursable
                                        expense     and     $22,500    in    SEP
                                        contributions.

Ellen M. Walker                         $94,000     plus    $14,100    in    SEP
                                        contributions.

Lee A. Forlenza                         $35,000     plus     $5,250    in    SEP
                                        contributions.

Silvia DiGirolamo                       $55,500     plus     $8,350    in    SEP
                                        contributions.

Margaret Chance                         $49,000     plus     $7,350    in    SEP
                                        contributions.

All executive offices as
  a group (5) persons                   $511,050

     The Company has a policy of paying its directors who are not employees fees of $750 for each meeting attended. Commencing July 1, 1996 the Company will in addition, pay each non-affiliated director a minimum fee of $2,000 per year in addition to the fees paid for each meeting attended. For the year ended June 30, 1996, fees and expenses paid to non-affiliated directors were approximately $23,400 in the aggregate.

                                 PROPOSAL NO. 2

                                STOCK OPTION PLAN

     The Company's 1996 Stock Option Plan for officers, directors and employees (the "1996 Plan"), a copy of which is attached hereto as Exhibit A, was adopted by the Board of Directors, including a majority of the non-interested directors on December 11, 1996. The 1996 Plan authorizes the grant of incentive stock options within the meaning of Section 422 of the Code and non-qualified stock options for the purchase of an aggregate of 90,000 shares of Common Stock to officers, directors and employees of the Company. As of December 11, 1996, no non-qualified options to purchase shares of Common Stock and no incentive stock options had been granted under the 1996 Plan.

     The Board of Directors has appointed the Compensation Committee of the Board of Directors to administer the 1996 Plan. Awards of options under the 1996 Plan will be granted at the discretion of the Compensation Committee, which determines the eligible persons to whom, and the times at which, awards shall be granted, the type of award to be granted, and all other related terms, conditions and provisions of each award granted. In addition, all questions of interpretation of the 1996 Plan are determined by the Compensation Committee. In accordance with the provisions of the 1940 Act, the grant of options under the 1996 Plan will not occur until after the date of the approval of the plan by the Securities and Exchange Commission (the "Approval Date").

     No option may be exercised more than five years after the date on which it is granted. The number of shares available for options will be adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, must be paid for in cash or by means of unrestricted shares of Common Stock or any combination thereof.

     The 1996 Plan may be terminated at any time by the Board of Directors, and will terminate ten years after the effective date of the 1996 Plan. The Board of Directors may not materially increase the number of shares authorized under the plan or materially increase the benefits accruing to participants under the plan without the approval of the stockholders of the Company.

     The Board of Directors, including a majority of the directors who are not interested persons of the Company, recommends a vote FOR Proposal No. 2.

                                 PROPOSAL NO. 3

               AMENDMENT TO COMPANY'S CERTIFICATE OF INCORPORATION

     On September 30, 1996, the Small Business Programs Improvement Act (the "Improvement Act") was enacted. The Improvement Act repealed Section 301(d) of the Small Business Investment Company Act of 1958 (the "1958 Act") which was the section of the 1958 Act under which the Company was originally licensed as an SSBIC. The effect of the Improvement Act is that an SSBIC licensee like the Company may, subject to SBA approval of an amendment to the licensee's articles of incorporation, make investments in or loans to firms other than
"disadvantaged businesses" as defined by Sec. 107.50 of applicable SBA Regulation. The proposed amendment is attached hereto as Exhibit B. Because
Congress did not prescribe how Sec. 301(d) licensees like the Company might operate in the future if they amended their articles of incorporation, the SBA is in the process of developing regulations as to the guidelines a licensee like the Company must follow if it desires to make investments in and loans to non-disadvantaged firms. In this regard, the SBA has advised the Company that the Company must enter into an agreement with the SBA prior to obtaining SBA approval to the amendment to the articles of incorporation which will provide among other things that prior to the Company making any non-301(d) investments that the Company have in its portfolio 301(d) investments with an aggregate cost at least equal to the sum of the Company's outstanding subsidized leverage, liquidating interest held by the SBA as a result of the preferred stock buy back and unamortized dividends,if any. As of November 30, 1996, the Company had $1,500,000 of outstanding subsidized leverage and $2,094,833 liquidating interest. The Company had no unamortized dividends. If the amendment to the Company's certificate of incorporation in the form attached hereto as Exhibit B, is approved by shareholders and by the SBA, the Company would be able to make a significant amount of new investments in non-disadvantaged firms, assuming $3,594,833 in the aggregate of outstanding subsidized leverage and liquidating interest, is retained in qualifying loans. This amount will diminish at the rate of $59,287 per month assuming that the SBA's liquidating interest continues to amortize. The $1,500,000 debenture will be considered unsubsidized in October 1998.

     Because the Company's management believes that it would be in the best interests of the Company to amend its articles of incorporation to provide that the Company may invest in other than disadvantaged firms, the Company proposes to amend its articles of incorporation, subject to shareholder approval and to SBA approval.

     The Company's Board of Directors recommends a vote FOR Proposal No. 3.

                                 PROPOSAL NO. 4

          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors, including a majority of Directors who are not interested persons of the Company, subject to shareholder approval, has selected Marcum & Kliegman as independent public accountants to be employed by the Company for the fiscal year ended June 30, 1997 to sign or certify such financial statements, or any portions thereof, as may be filed by the Company with the Securities and Exchange Commission or any other authorities at any time. The employment of such independent public accountants for such purpose is subject to ratification by the shareholders at this meeting. No member of Marcum & Kliegman or any associate thereof has a direct or indirect material financial interest in the Company or any of its affiliates.

     The Board of Directors has chosen to utilize the firm of Marcum & Kliegman LLP and to discontinue utilizing Deloitte & Touche LLP due to considerable savings that the Company will obtain. These savings result from the Company having taken recent steps to generate all of its own accounting data and thereby allowing it to be able to conduct this aspect of its business operation without the use of the CPA firm of Tanton and Company LLP which previously acted as the Company's controller and which rendered bookkeeping services. In addition, Tanton and Company LLP recently merged into Marcum & Kliegman LLP, and the combined firm has eight partners and a total professional staff of 90, making it one of the top 100 accounting firms in the United States. The Company expects to save approximately $30,000 per year in its total accounting fees as a result of generating its own accounting data, and by changing audit firms from Deloitte & Touche LLP to Marcum & Kliegman LLP.

     The affirmative vote of a majority of the Common Stock present or represented at the meeting is required to ratify the selection of Marcum & Kliegman as independent public accountants for the Company.

     A representative of Marcum & Kliegman will not be present at the Annual Meeting of Shareholders.

     The Board of Directors of the Company recommends a vote FOR Proposal No. 4.

                                  OTHER MATTERS

     The Board of Directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their judgment on such matters.

     All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone and personal interview.

Deadline for Submission of Shareholder Proposals

     Proposals of shareholders intended to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company at its principal executive offices not later than September 22, 1997 for consideration for inclusion in the proxy statement for that meeting. Further, all shareholder proposals must meet certain federal securities law requirements before they will be included in the Company's 1997 proxy statement.

Requests for Financial Statements

     The Company will furnish, without charge, a copy of its financial statements for the fiscal year ended June 30, 1996 to shareholders who make written request to the Company at 747 Third Avenue, 4th Floor, New York, NY 10017 or call the Company collect at (212) 355-2449.

     The Board of Directors invites shareholders to attend the Annual Meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope. Prompt response will greatly facilitate arrangements for the meeting, and your cooperation will be appreciated. Shareholders who attend the meeting may vote their stock personally even though they have sent in their proxies.

                                      By Order of the Board of Directors



                                      MARGARET CHANCE, Secretary
January ___, 1997

                        PROXY FOR HOLDERS OF COMMON STOCK

                       Elk Associates Funding Corporation

     The undersigned Common Shareholder of Elk Associates Funding Corporation (the "Company") hereby constitutes and appoints Gary C. Granoff, Ellen M. Walker and Margaret Chance, and each of them, singly, proxies and attorneys of the undersigned, with full power of substitution to each, for and in the name of the undersigned to vote and act upon all matters (unless and except as expressly limited below) at the Annual Meeting of Shareholders of the Company to be held on February 19, 1997 at the offices of Stursberg & Veith, 405 Lexington Avenue - Suite 4949, New York, New York, at 10:30 a.m., and at any and all adjournments thereof, in respect of all Common Stock of the Company held by the undersigned or in respect of which the undersigned would be entitled to vote or act, with all the powers the undersigned would possess if personally present. All proxies heretofore given by the undersigned in respect of said meeting are hereby revoked.

PROPOSAL 1.             To Elect Directors

                        FOR electing all nominees listed (as recommended in the proxy statement) except as marked below _______

                        Gary C. Granoff, Ellen M. Walker, Lee A. Forlenza, Marvin Sabesan, Herbert Kanarick, Steven Etra, Steven R. Busch, Paul Creditor, Allen Kaplan, Dan M. Granoff and Alexander Nash.

                        WITHHOLD  AUTHORITY  to  vote  for all  nominees  listed
                        ______

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that person's name in the space provided.)
--------------------------------------------------------------------------------

PROPOSAL 2.             To approve  the 1996  Stock  Option  Plan for  officers,
                        directors and employees.

                        ____FOR    ____AGAINST     ____ABSTAIN

PROPOSAL 3.             To approve an amendment to the Company's  certificate of
                        incorporation.

                        ____FOR     ____AGAINST    ____ABSTAIN

                  (continued and to be signed on reverse side)

PROPOSAL 4.

                        To ratify the appointment of Marcum & Kliegman as independent public accountants for the fiscal year ended June 30, 1997.

                        ____FOR    ____AGAINST    ____ABSTAIN

PROPOSAL 5.             To  consider  such other  matters as may  properly  come
                        before the meeting.

                        ____FOR    ____AGAINST    ____ABSTAIN

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Specify desired action by checkmarks in the appropriate spaces. The Proxy will be voted as specified. If no specification is made, the Proxy will be voted for the nominees named in the Proxy Statement to represent the Common Shareholders and in favor of Proposals 2 and 3. The persons named proxies have discretionary authority, which they intend to exercise in favor of the proposals referred to and according to their best judgment as to other matters which properly come before the meeting.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE.

                                            Dated:__________________________

                                            --------------------------------
                                            (Signature of Shareholder)

                                            --------------------------------
                                            (Signature of Shareholder)

                                            The   signature(s)   on  this  Proxy
                                            should  correspond  exactly with the
                                            shareholder's   name  as  stencilled
                                            hereon.   In  the   case  of   joint
                                            tenants,       co-executors       or
                                            co-trustees,   both   should   sign.
                                            Person(s)   signing   as   Attorney,
                                            Executor, Administrator,  Trustee or
                                            Guardian should provide full title.

                                    EXHIBIT A         PRELIMINARY PROXY MATERIAL

                             1996 STOCK OPTION PLAN

                                       of

                       ELK ASSOCIATES FUNDING CORPORATION

     1. PURPOSES OF THE PLAN. This stock option plan (the "Plan") is designed to provide an incentive to key employees (including directors and officers who are key employees) and to consultants and advisors and directors who are not employees of Elk Associates Funding Corporation, a New York corporation (the "Company"), or its present and future Subsidiaries or a Parent (as each such term is defined in Paragraph 19), and to offer an additional inducement in obtaining the services of such persons. The Plan provides for the grant of "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and nonqualified stock options which do not qualify as ISOs ("NQSOs"), but the Company makes no representation or warranty, express or implied, as to the qualification of any option as an "incentive stock option" under the Code.

     2. STOCK SUBJECT TO THE PLAN. Subject to the provisions of Paragraph 12, the aggregate number of shares of common stock, $.01 par value per share, of the Company ("Common Stock") for which options may be granted under the Plan shall not exceed 90,000 Such shares of Common Stock may, in the discretion of the Board of Directors of the Company (the "Board of Directors"), consist either in whole or in part of authorized but unissued shares of Common Stock or shares of Common Stock held in the treasury of the Company. Subject to the provisions of Paragraph 13, any shares of Common Stock subject to an option which for any reason expires, is canceled or is terminated unexercised or which ceases for any reason to be exercisable shall again become available for the granting of options under the Plan. The Company shall at all times during the term of the Plan reserve and keep available such number of shares of Common Stock as will be sufficient to satisfy the requirements of the Plan.

     3. ADMINISTRATION OF THE PLAN. The Plan shall be administered by a committee of the Board of Directors consisting of not less than two directors (the "Committee"). During such time as the Company has a class of equity securities registered under Section 12 of the Securities Exchange Act of 1934, each member of the Committee shall be (a) a "disinterested person" within the meaning of Rule 16b-3 promulgated under such act until such time as the amendments to Rule 16b-3 adopted by the Securities and Exchange Commission on May 30, 1966 in Release No. 34-37260 become effective with respect to the Plan (the "New Rule Date") and (b) from and after the New Rule Date, a "Non-Employee Director" within the meaning of Rule 16b-3 (as the same may be in effect and interpreted from time to time, "Rule 16b-3"). A majority of the members of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, and any acts approved in writing by all members without a meeting, shall be the acts of the Committee.

     Subject to the express provisions of the Plan, the committee shall have the authority, in its sole discretion, with respect to Employee Options and Consultant Options (as defined in Paragraph 19): to determine the key employees who shall be granted Employee Options and the consultants who shall be granted Consultant Options; the times when options shall be granted; whether an Employee Option shall be an ISO or a NQSO; the number of shares of Common Stock to be subject to each option; the term of each option; the date each option shall become exercisable; whether an option shall be exercisable in whole, or in part or in installments and, if in installments, the number of shares of

Common Stock to be subject to each installment, whether the installments shall be cumulative, the date each installment shall become exercisable and the term of each installment; whether to accelerate the date of exercise of an option as partly paid and, if so, the dates when future installments of the exercise price shall become due and the amounts of such installments; the exercise price of each option; the form of payment of the exercise price; whether to restrict the sale or other disposition of the shares of Common Stock acquired upon the exercise of an option and, if so, whether to waive any such restriction; whether to subject the exercise of all or any portion of an option to the fulfillment of contingencies as specified in the contract referred to in Paragraph 11 (the "Contract"), including without limitation, contingencies relating to entering into a covenant not to compete with the Company, any of its Subsidiaries or a Parent (as defined in Paragraph 19), to financial objectives for the Company, any of its subsidiaries or a Parent, a division of any of the foregoing, a product line or other category, and/or the period of continued employment of the optionee with the Company, any of its Subsidiaries or a Parent, and to determine whether such contingencies have been met; whether an optionee is Disabled (as defined in Paragraph 19); and with respect to Employee Options, Consultant Options and, subject prior to the New Rule Date to the limitations with respect to formula plans under Rule 16b-3, Non-Employee Director Options (as defined in Paragraph 19): the amount, if any, necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold taxes or other amounts, the fair market value of a share of Common Stock; to construe the respective Contracts and the Plan, with the consent of the optionee, to cancel or modify an option, provided, that the modified provision is permitted to be included in an option granted under the Plan on the date of the modification, and further, provided, that in the case of a modification (within the meaning of Section 424(h) of the
Code) of an ISO, such option as modified would be permitted to be granted on the date of such modification under the terms of the Plan; to prescribe, amend and rescind rules and regulations relating to the Plan; from and after the New Rule Date, to approve any provisions which under Rule 16b-3 requires approval by the Board of Directors, a committee of Non-Employee Directors or the stockholders to be exempt (unless otherwise specifically provided herein); and to make all other determinations necessary or advisable for administering the Plan. Any controversy or claim arising out of or relating to the Plan, any option granted under the Plan or any Contract shall be determined unilaterally by the Committee in its sole discretion. The determinations of the Committee on the matters referred to in this Paragraph 3 shall be conclusive and binding on the parties.

     No member or former member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder. In addition to any other rights of indemnification they may have as directors or as members or former members of the Committee, each such member and former member shall be indemnified and held harmless by the Company from and against any reasonable expenses (including reasonable attorneys' fees) actually and necessarily incurred in connection with the defense, of any claim, action, suit, proceeding or appeal (collectively, "Case") to which he is a party by reason of an action or failure to act under or in connection with the Plan or any option granted hereunder, and against all amounts paid by him in settlement of such Case (provided such settlement is approved by the Company) or paid in satisfaction of a judgment in such Case; provided, however, that such member or former member shall not be entitled to indemnification (a) if he did not within 60 days after the institution of such Case offer to the Company in writing the opportunity to handle and defend the Case at its own expense, or (b) to the extent the Case resulted from his gross negligence or willful misconduct.

     4. ELIGIBILITY; GRANTS. The Committee may from time to time, in its sole discretion, consistent with the purposes of the Plan, grant Employee Options to key employees (including officers and directors who are key employees) of, and Consultant Options to consultants and advisors to, the Company or any of its Subsidiaries or a Parent. Such options granted shall cover such number of shares of Common Stock as the Committee may determine, in its sole discretion, provided, however, that the maximum number of shares subject to Employee Options that may be granted to any individual during any calendar year under the Plan (the "162(m) Maximum") shall not exceed _____ shares; and further, provided, that the aggregate market value (determined at the time the option is granted in accordance with Paragraph 5) of the shares of Common Stock for which any eligible employee may be granted ISOs under the Plan or any other plan of the Company, or of a Parent or a Subsidiary of the Company, which are exercisable for the first time by such optionee during any calendar year shall not exceed $100,000. Such limitation shall be applied by taking ISOs into account in the order in which they were granted. Any option (or the option thereof) granted in excess of such amount shall be treated as a NQSO.

     Every individual who, on the date the Plan is adopted or approved by the Securities and Exchange Commission, whichever shall occur later, is a Non-Employee Director (as defined in Paragraph 19) shall be granted on such date a Non-Employee Director Option to purchase such number of shares of Common Stock as shall be determined by the Committee. Thereafter, on the date an individual first becomes a Non-Employee Director, he shall be granted an option to purchase such number of shares of Common Stock as shall be determined by the Committee.

     5. EXERCISE PRICE. The exercise price of the shares of Common Stock under each Employee Option and Consultant Option shall be determined by the Committee in its sole discretion; provided, however, that the exercise price of an ISO shall not be less than the fair market value of the Common Stock subject to such option on the date of grant; and further, provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any of its Subsidiaries or of a Parent, the exercise price of such ISO shall not be less than 110% of the fair market value of the Common Stock subject to such ISO on the date of grant. The exercise price of the shares of Common Stock under each Non-Employee Director Option shall be equal to the fair market value of the Common Stock subject to such option on the date of grant.

     The fair market value of a share of Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices per share of Common Stock on such day as reported by such exchange or on a composite tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on The Nasdaq Stock Market ("Nasdaq"), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices per share of Common Stock on such day on Nasdaq, or (ii) if such information is not available, the average between the highest bid and lowest asked prices per share of Common Stock on such day on Nasdaq, or (c) if the principal market from the Common Stock is not a national securities exchange and the Common Stock is not quoted on Nasdaq, the average between the highest bid and lowest asked prices per share of Common Stock on such day as reported on the OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided, however, that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Committee shall be exclusive in determining the fair market value of the stock.

     6. TERM. The term of each Employee Option and Consultant Option granted pursuant to the Plan shall be such term as is established by the Committee, in its sole discretion; provided, however, that the term of each ISO granted pursuant to the Plan shall be for a period not exceeding 10 years from the date of grant thereof; and further provided, that if, at the time an ISO is granted, the optionee owns (or is deemed to own under Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, of any of its Subsidiaries or of a Parent, the term of the ISO shall be for a period not exceeding five years from the date of grant. Employee Options and Consultant Options shall be subject to earlier termination as hereinafter provided. Subject to earlier termination as hereinafter provided, each Non-Employee Director Option shall be exercisable for a term of five years commencing on the date of grant.

     7. EXERCISE. An option (or any part or installment thereof), to the extent then exercisable, shall be exercised by giving written notice to the Company at its principal office (at present 747 Third Avenue, 4th Floor, New York, New York 10017) stating which ISO or NQSO is being exercised, specifying the number of shares of Common Stock as to which such option is being exercised and accompanied by payment in full of the aggregate exercise price therefor (or the amount due on exercise if the Contract with respect to an Employee Option permits installment payments) (a) in cash or by certified check or (b) in the case of an Employee Option or a Consultant Option, if the applicable Contract permits, with previously acquired shares of Common Stock having an aggregate fair market value on the date of exercise (determined in accordance with Paragraph 5) equal to the aggregate exercise price of all options being exercised, or with any combination of cash, certified check or shares of Common Stock. The Committee may, in its sole discretion, permit payment of the exercise price of an option by delivery by the optionee of a properly executed notice, together with a copy of his irrevocable instructions to a broker acceptable to the Committee to delivery promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

     A person entitled to receive Common Stock upon the exercise of an option shall not have the rights of a stockholder with respect to such shares of Common Stock until the date of issuance of a stock certificate to him for such shares; provided, however, that until such stock certificate is issued, any optionee using previously acquired shares of Common Stock in payment of an option exercise price shall continue to have the rights of a stockholder with respect to such previously acquired shares.

     In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

     8.  TERMINATION  OF  RELATIONSHIP.  Except as may  otherwise  be  expressly provided in the applicable Contract, any holder of an Employee Option or Consultant Option whose relationship with the Company, its Parent and Subsidiaries [as an employee, a consultant or advisor] has terminated for any reason other than in the case of an individual optionee his death or Disability (as defined in Paragraph 19) may exercise such option, to the extent exercisable on the date of such termination, at any time within three months after the date of termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship is terminated either (a) for cause, or (b) without the consent of the Company, such option shall terminate immediately. Except as may otherwise be expressly provided in the applicable Contract, Employee Options and Consultant Options granted under the Plan shall not be affected by any change in the status of the optionee so long as the optionee continues to be an employee of, or a consultant or an advisor to, the Company, or any of the Subsidiaries or a Parent (regardless of having changed from one to the other or having been transferred from one corporation to another).

     For purposes of the Plan,  an  employment  relationship  shall be deemed to exist between an individual and a corporation if, at the time of the determination, the individual was an employee of such corporation for purposes of Section 422(a) of the Code. As a result, an individual on military, sick leave or other bona fide leave of absence shall continue to be considered an employee for purposes of the Plan during such leave if the period of the leave does not exceed 90 days, or, if longer, so long as the individual's right to reemployment with the Company (or a related corporation) is guaranteed either by statute or by contract. If the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

     The holder of a Consultant Option whose consulting or advisory relationship with the Company (and its Parent and Subsidiaries) has terminated for any reason may exercise such option to the extent exercisable on the date of such termination, but not thereafter and in no event after the date the option would otherwise have expired; provided, however, that if such relationship was terminated either (a) for cause or (b) without the consent of the Company (other than as a result of the death or Disability of the holder or a key employee of the holder) the option shall terminate immediately.

     Except as provided below, a Non-Employee Director Option may be exercised at any time during its five year term. The Non-Employee Director Option shall not be affected by the optionee ceasing to be a director of the Company or becoming an employee of the Company, any of its Subsidiaries or a Parent; provided, however, that if he is terminated for cause, such option shall terminate immediately.

     Nothing in the Plan or in any option under the Plan shall confer on any optionee any right to continue in the employ of, or as a consultant or advisor to, the Company, any of its Subsidiaries or a Parent, or as a director of the Company, or interfere in any way with any right of the Company, any of its Subsidiaries or a Parent to terminate the optionee's relationship at any time for any reason whatsoever without liability to the Company, any of its Subsidiaries or a Parent.

     9. DEATH OR DISABILITY OF AN OPTIONEE. Except as may otherwise be expressly provided in the applicable Contract, if an optionee dies (a) while he is an employee of, or consultant or advisor to, the Company, any of its Subsidiaries or a Parent, (b) within three months after the termination of such relationship (unless such termination was for cause or without the consent of the Company) or
(c) within one year following the termination of such relationship by reason of his Disability, his Employee Option or Consultant Option may be exercised to the extent exercisable on the date of his death, by his Legal Representative (as defined in Paragraph 19) at any time within one year after death, but not thereafter and in no event after the date the option would otherwise have expired.

     Except as may otherwise be expressly provided in the applicable Contract, any optionee whose relationship as an employee of, or consultant or advisor to, the Company, its Parent and Subsidiaries has terminated by reason of such optionee's Disability may exercise his Employee Option or Consultant Option, to the extent exercisable upon the effective date of such termination, at any time within one year after such date, but not thereafter and in no event after the date the option would otherwise have expired.

     The term of a Non-Employee Director Option shall not be affected by the death or Disability of the optionee. If an optionee holding a Non-Employee Director Option dies during the term of such option, the option may be exercised at any time during its term by his Legal Representative.

     10. COMPLIANCE WITH SECURITIES LAWS. The Committee may require, in its sole discretion, as a condition to the exercise of any option that either (a) a Registration Statement under the Securities Act of 1933, as amended (the "Securities Act"), with respect to the shares of Common

Stock to be issued upon such exercise shall be effective and current at the time of exercise, or (b) there is an exemption from registration under the Securities Act for the issuance of the shares of Common Stock upon such exercise. Nothing herein shall be construed as requiring the Company to register shares subject to any option under the Securities Act or to keep any Registration Statement effective or current.

     The Committee may require, in its sole discretion, as a condition to the exercise of any option that the optionee execute and deliver to the Company his representations and warranties, in form, substance a scope satisfactory to the Committee, that (a) the shares of Common Stock to be issued upon the exercise of the option are being acquired by the optionee for his own account, for investment only and not with a view to the resale or distribution thereof, and
(b) any subsequent resale or distribution of shares of Common Stock by such optionee will be made only pursuant to (i) a Registration Statement under the Securities Act which is effective and current with respect to the shares of Common Stock being sold, or (ii) a specific exemption from the registration requirements of the Securities Act, but in claiming such exemption, the optionee shall prior to any offer of sale or sale of such shares of Common Stock provide the Company with a favorable written opinion of counsel satisfactory to the Company, in form, substance and scope satisfactory to the Company, as to the applicability of such exemption to the proposed sale or distribution.

     In addition, if at any time the Committee shall determine, in its sole discretion, that the listing or qualification of the shares of Common Stock subject to such option on any securities exchange, Nasdaq or under any applicable law, or the consent or approval of any governmental agency or regulatory body, is necessary or desirable as a condition to, or in connection with, the granting of an option or the issue of shares of Common Stock thereunder, such option may not be exercised in whole or in part unless such listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee.

     11. STOCK OPTION CONTRACTS. Each option shall be evidenced by an appropriate Contract which shall be duly executed by the Company and the optionee, and shall contain such terms, provisions and conditions not inconsistent herewith as may be determined by the Committee.

     12. ADJUSTMENTS UPON CHANGES IN COMMON STOCK. Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Board of Directors, whose determination shall be conclusive.

     In the event of (a) the liquidation or dissolution of the Company, or (b) a merger in which the Company is not the surviving corporation or a consolidation, any outstanding options shall terminate upon the earliest of any such event, unless other provision is made therefor in the transaction.

     13. AMENDMENTS AND TERMINATION OF THE PLAN. The Plan was adopted by the Board of Directors on December 11, 1996. No ISO may be granted under the Plan after December 11, 2006. The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including, without limitation, in order the ISOs granted hereunder meet the requirements for "incentive stock options" under the Code, to comply with the provisions of Rule 16b-

3, Section 162(m) of the Code, or any change in applicable law, regulations, rulings or interpretations of administrative agencies; provided, however, that no amendment shall be effective without the requisite prior or subsequent stockholder approval which would (a) except as contemplated in Paragraph 12, increase the maximum number of shares of Common Stock for which options may be granted under the Plan or the 162(m) Maximum, (b) prior to the New Rule Date, materially increase the benefits accruing to participants under the Plan or (c) change the eligibility requirements to receive options hereunder. Notwithstanding the foregoing, prior to the New Rule Date, the provisions regarding the selection of directors for participation in, and the amount, the price or the timing of, Non-Employee Director Options shall not be amended more than once every six months, other than to comport with changes in the Code, the Employee Retirement Income Security Act or the rules thereunder. No termination, suspension or amendment of the Plan shall, without the consent of the holder of an existing and outstanding option affected thereby, adversely affect his rights under such option. The power of the Committee to construe and administer any options granted under the Plan prior to the termination or suspension of the Plan nevertheless shall continue after such termination or during such suspension.

     14. NON-TRANSFERABILITY OF OPTIONS. No option granted under the Plan shall be transferable otherwise than by will or the laws of descent and distribution, and options may be exercised, during the lifetime of the optionee, only by the optionee or his Legal Representatives. Except to the extent provided above, options may not be assigned, transferred, pledged, hypothecated or disposed of in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process, and any such attempted assignment, transfer, pledge, hypothecation or disposition shall be null and void ab initio and of no force or effect.

     15. WITHHOLDING TAXES. The Company (and/or its Subsidiary or Parent, as applicable) may withhold (a) cash, (b) subject to any limitations under Rule 16b-3, shares of Common Stock to be issued with respect thereto having an aggregate fair market value on the exercise date (determined in accordance with Paragraph 5), or (c) any combination thereof, in an amount equal to the amount which the Committee determines is necessary to satisfy the obligation of the Company, a Subsidiary or a Parent to withhold Federal, state and local income taxes or other amounts incurred by reason of the grant or exercise of an option, its disposition, or the disposition of the underlying shares of Common Stock. Alternatively, the Company may require the holder to pay to the Company (or to the Subsidiary or Parent) such amount, in cash, promptly upon demand. The Company shall not be required to issue any shares of Common Stock pursuant to any such option until all required payments have been made. Fair market value of the shares of Common Stock shall be determined in accordance with Paragraph 5.

     16. LEGENDS; PAYMENT OF EXPENSES. The Company may endorse such legend or legends upon the certificates for shares of Common Stock issued upon the exercise of an option under the Plan and may issue such "stop transfer" instructions to its transfer agent in respect of such shares as it determines, in its discretion, to be necessary or appropriate to (a) prevent a violation of, or to perfect an exemption from, the registration requirements of the Securities Act any applicable securities laws, (b) implement the provisions of the Plan or any agreement between the Company and the optionee with respect to such shares of Common Stock, or (c) permit the Company to determine the occurrence of a "disqualifying disposition," as described in Section 421(b) of the Code, of the shares of Common Stock issued or transferred upon the exercise of an ISO granted under the Plan.

     The Company shall pay all issuance taxes with respect to the issuance of shares of Common Stock upon the exercise of an option granted under the Plan, as well as all fees and expenses incurred by the Company in connection with such issuance.

     17. USE OF PROCEEDS. The cash proceeds from the sale of shares of Common Stock pursuant to the exercise of options under the Plan shall be added to the general funds of the Company and used for such corporate purposes as the Board of Directors may determine.

     18. SUBSTITUTION AND ASSUMPTIONS OF OPTIONS OF CERTAIN CONSTITUENT CORPORATIONS. Anything in this Plan to the contrary notwithstanding, the Board of Directors may, without further approval by the stockholders, substitute new options for prior options of a Constituent Corporation (as defined in Paragraph
19) or assume the prior options of such Constituent Corporation.

     19. DEFINITIONS. For purposes of the Plan, the following terms shall be defined as set forth below:

          (a) Constituent Corporation. The term "Constituent Corporation" shall mean any corporation which engages with the Company, any of its Subsidiaries or a Parent in a transaction to which Section 424(a) of the Code applies (or would apply if the option assumed for substituted were an ISO), or any Parent or Subsidiary of such corporation.

          (b) Consultant Option. The term "Consultant Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of grant, is a consultant to the Company or a Subsidiary of the Company, and at such time is neither a common law employee of the Company or any of its Subsidiaries nor a director of the Company.

          (c) Disability. The term "Disability" shall mean a permanent and total disability within the meaning of Section 22(e)(3) of the Code.

          (d) Employee Option. The term "Employee Option" shall mean an option granted pursuant to the Plan to an individual who, at the time of grant, is a key employee of the Company or any of its subsidiaries.

          (e) Legal Representative. The term "Legal Representative" shall mean the executor, administrator or other person who at the time is entitled by law to exercise the rights of a deceased or incapacitated optionee with respect to an option granted under the Plan.

          (f) Non-Employee Director. The term "Non-Employee Director" shall mean a person who is a director of the Company, but is not a common law employee of the Company, any of its Subsidiaries or a Parent.

          (g) Non-Employee Director Option. The term "Non-Employee Director Option" shall mean a NQSO granted pursuant to the Plan to a person who, at the time of the grant, is a Non- Employee Director.

          (h) Parent. The term "Parent" shall have the same definition as "parent corporation" in Section 424(e) of the Code.

          (i) Subsidiary. The term "Subsidiary" shall have the same definition as "subsidiary corporation" in Section 424(f) of the Code.

     20. GOVERNING LAW; CONSTRUCTION. The Plan, such options as may be granted hereunder and all related matters shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to conflict of law provisions.

     Neither the Plan or any Contract shall be construed or interpreted with any presumption against the Company by reason of the Company causing the Plan or Contract to be drafted. Whenever from the context it appears appropriate, any term stated in either the singular or plural shall include the singular and plural, and any term stated in the masculine, feminine or neuter gender shall include the masculine, feminine and neuter.

     21. PARTIAL INVALIDITY. The invalidity, illegality or unenforceability of any provision in the Plan or any Contract shall not affect the validity, legality or enforceability of any other provision, all of which shall be valid, legal and enforceable to the fullest extent permitted by applicable law.

     22. STOCKHOLDER APPROVAL. The Plan shall be subject to approval by a majority of the votes present in person or by proxy at the next duly held meeting of the Company's stockholders at which a quorum is present. No options granted hereunder may be exercised prior to such approval; provided, however, that the date of grant of any option shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the stockholders of the Company on or before February 19, 1997, the Plan and any options granted hereunder shall terminate.

                                    EXHIBIT B        PRELIMINARY PROXY MATERIAL


                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                       ELK ASSOCIATES FUNDING CORPORATION

                Under Section 805 of the Business Corporation Law

     It is hereby certified that:

     FIRST: The name of the Corporation is ELK ASSOCIATES FUNDING CORPORATION.

     SECOND: The Certificate of Incorporation of the corporation was filed by the Department of State on July 9, 1979, under the name of Elk Associates Funding Corporation.

     THIRD:  The  Certificate  of   Incorporation  of  Elk  Associates   Funding
Corporation is hereby amended deleting subparagraph (a) of Article "THIRD" of the Certificate of Incorporation of the corporation in its entirety and substituting a new subparagraph (a) to read as follows:

     "(a) To operate under the name set forth in FIRST above and to operate solely as a small business investment company qualified under the Act to engage in such business activities as the Small Business Administration shall permit by applicable regulation or approval."

     FOURTH: The amendment to Article "THIRD" of the Certificate of Incorporation of the corporation was authorized by the Board of Directors of the corporation and, subsequently by the affirmative vote of the holders of a majority of the outstanding shares of the corporation entitled to vote on the said amendment to the Certificate of Incorporation and, pursuant to the provisions of Article SIXTH of the Certificate of Incorporation, by the United States Small Business Administration.

     IN WITNESS  WHEREOF,  this  Certificate of Amendment to the  Certificate of
Incorporation  has been  subscribed to this day     of     , 1997 by the
undersigned who affirm that the statements made herein are true under the penalties of perjury.


                                                 -------------------------------
                                                    GARY C. GRANOFF, PRESIDENT

                                                 -------------------------------
                                                    MARGARET CHANCE, SECRETARY


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